UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2012
Primerica, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34680

Delaware	27-1204330
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
3120 Breckinridge Boulevard Duluth, Georgia	30099
(Address of principal executive offices)	(ZIP Code)

Registrant's telephone number, including area code: (770) 381-1000

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
Primerica, Inc. (the “Company”) held its 2012 annual stockholders' meeting on May 16, 2012. The following is a summary of the proposals that were submitted to the stockholders for approval and a tabulation of votes with respect to each proposal:
Proposal 1
Election to a three-year term as directors of the Company the three nominees named in the proxy statement.

Nominee	Votes For	Votes Withheld
D. Richard Williams	58,358,617	862,873
Barbara A. Yastine	58,741,107	480,383
Daniel A. Zilberman	57,630,654	1,590,836
There were 2,831,054 broker non-votes for each director on this proposal.
Proposal 2
Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstentions
61,925,778	106,721	20,045

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primerica, Inc.

May 17, 2012	By:	/s/ Peter W. Schneider
Peter W. Schneider
Executive Vice President and General Counsel

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